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                                                                    EXHIBIT 10.8

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT

          This Amendment No. 1 to the Employment Agreement dated as of September 16, 1994 (the "Employment Agreement"), by and between AQUAPENN SPRING WATER COMPANY, INC., a Pennsylvania business corporation (the "Employer") and Edward
J. Lauth, III ("Employee"), is made as of this 27th day of October, 1997.

          Intending to be legally bound hereby, and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

          1. Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Employment Agreement.

          2. Amendments to Employment Agreement. The Employment Agreement is hereby amended as follows:

          (a) Section 1A is hereby added to the Employment Agreement to immediately follow Section 1 and to read in full as follows:

                 1A. Termination. In the event that Employee's employment by Employer terminates at any time (including a termination which results from Employee's or Employer's failure to renew the Employment Agreement), but excluding a termination of Employee by Employer with Cause, Employer shall continue to pay Employee's base salary and benefits for two years from the date of termination to be paid at the same regular intervals as Employer's normal payroll.

                 "Cause" shall be determined by the Employer's Board of Directors in the exercise of good faith and reasonable judgment, and shall include the occurrence of any one or more of the following:


                    (i) The willful and continued failure by the Employee to substantially perform his duties of employment, provided that Employer gives Employee at least 30 days prior notice and an opportunity to cure such failure;

                   (ii) The Employee's commission of an act of fraud, embezzlement, theft or other act constituting a felony involving moral turpitude;

                  (iii) The willful engaging by the Employee in gross misconduct or the willful violation of an Employer policy;



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                   (iv) The Employee's insobriety or unlawful use of a
                         controlled substance during business hours;

                    (v) The breach by the Employee of any covenants contained in Sections 12 or 13 of this Agreement;

                   (vi)  Gross negligence of the Employee; or

                  (vii)  Dishonest conduct by the Employee.

          (b) Section 12 is hereby added to the Employment Agreement to read in full as follows:

                 12. Confidentiality. During the term of his employment and indefinitely thereafter, Employee shall not use any proprietary or confidential information of the Company acquired during the course of his employment for his own benefit, nor shall he disclose it to any other person or organization except as authorized in writing by the Employer.

          (c) Section 13 is hereby added to the Employment Agreement to read in full as follows:

                 13. Covenant Not To Compete.

                     a. During the term of Employee's employment and for two
         (2) years thereafter, Employee shall not become employed by, act as consultant for, contract with, obtain a beneficial ownership interest in or otherwise enter into any form of business relationship with any person, firm, company, partnership, association, organization or other legal entity, for the purpose of offering or providing services or products substantially similar to the Employer's services and products in the territories in which Employer markets and sells its services and products.

                     b. During the term of Employee's employment and for two
         (2) years thereafter, Employee shall not, directly or indirectly, render services to or contact or attempt to solicit business with regard to the business of bottling and selling water from any customer of Employer on Employee's own behalf or on behalf of any other person, firm, company, partnership, association or other organization.

                     c. During the term of Employee's employment and for two
         (2) years thereafter, Employee shall not employ, engage the services of or solicit any employee or representative of Employer to terminate his or her employment or representation or to otherwise seek to engage the services of such employee or representative.

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          3. Miscellaneous.

                 (a) All terms, conditions, provisions and covenants in the Employment Agreement, shall remain unaltered and in full force and effect except as modified or amended hereby.

                 (b) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile signature of any party hereto shall constitute a legal, valid and binding execution hereof by such party.


                  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.


                                     AQUAPENN SPRING WATER COMPANY, INC.

                                     By: /s/ Geoffrey F. Feidelberg
                                         -----------------------------
                                         Geoffrey F. Feidelberg
                                         Executive Vice President


WITNESS:                             EMPLOYEE:

/s/ Tina M. Kelly                    /s/ Edward J. Lauth, III        (SEAL)
------------------------             --------------------------------
                                         Edward J. Lauth, III

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